Exhibit 99.1

Investor Inquiries:

Andrea Clegg, NightHawk Radiology Holdings, Inc.

(866) 400-4295

(208) 292-2818

aclegg@nighthawkrad.net

NightHawk Radiology Holdings, Inc. Announces Third Quarter 2009 Results

SCOTTSDALE, Arizona, November 5, 2009 – NightHawk Radiology Holdings, Inc. (NASDAQ: NHWK), the leading provider of radiology solutions to radiology groups across the United States, today announced its financial results for third quarter 2009.

Third Quarter 2009 Highlights

•	Revenue was $43.5 million driven by record total scan volume of 865,000 scans.

•	Final read revenue increased 40% from the year-ago quarter as final scan volumes increased 56%.

•

Adjusted net income was $4.3 million, or $0.17 per diluted share at the high end of the company’s guidance range of 16 to 17 cents and 1 cent better than consensus estimates. Adjusted net income excludes non-cash charges for stock compensation, amortization of intangible assets, losses on cancelled interest rate swap contracts, mark to market adjustments on interest rate hedge contracts, malpractice reserve adjustments, and restructuring charges.

•	GAAP net income was $1.7 million, or $0.07 per share. A reconciliation of adjusted net income to GAAP net income is included in the tables attached to this press release.

•	Cash flow from operations was $6.3 million and free cash flow generated during the quarter was $4.8 million.

•	Cash and investments at September 30, 2009 totaled $30.9 million.

“We are pleased with our third quarter operating results, particularly our all-time record scan volumes and robust growth in our final reads business. These results reflect our improved execution as well as continued strong demand for teleradiology services,” said David Engert, the company’s president and chief executive officer.

Fourth Quarter 2009 Outlook

Consistent with both our historical experience and normal industry seasonality, the company expects scan volumes to decline sequentially in the fourth quarter from the third quarter. Revenue for the fourth quarter of 2009 is expected to be in the range of $38 to $40 million and fourth quarter 2009 adjusted earnings per diluted share is expected to be in the range of 8 to 10 cents.

Forward Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding the company’s outlook on its scan volume, revenue and adjusted earnings per share for the fourth quarter of 2009. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including the risks associated with general economic conditions, competitive conditions in the radiology industry, and regulatory risks. Other factors that could cause operating and financial results to differ are described in the company’s periodic reports filed with the Securities and Exchange Commission (“SEC”). Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward- looking statements based on events or circumstances after the date hereof.

Earnings Conference Call

The third quarter conference call will be held today, November 5, 2009 at 4:30 p.m. eastern time. A live webcast of the conference call, as well as a replay, will be available online on the company’s corporate website at

http://www.nighthawkrad.net. Participants can also access the call by dialing (888)549-7880 or (480)629-9039 (for international callers). A replay of the call will be available approximately two hours after the conclusion of the call and will remain available until midnight eastern time on Thursday, November 26, 2009. To access the replay, dial (800)406-7325 or (303)590-3030 (for international callers) and enter the conference ID number: 4176845.

About NightHawk

NightHawk Radiology (Nasdaq: NHWK) is leading the transformation of the practice of radiology by providing high-quality, cost-effective solutions to radiology groups throughout the United States. NightHawk provides the most complete suite of solutions, including professional services, business services, and its advanced, proprietary clinical workflow technology, all designed to increase efficiencies and improve the quality of patient care and the lives of physicians who provide it. NightHawk’s team of U.S. board-certified, state-licensed, and hospital-privileged physicians located in the United States, Australia, and Switzerland, provides services 24 hours a day, seven days a week, to approximately 1,580 sites, representing approximately 28% of all hospitals in the United States. For more information, visit http://www.nighthawkrad.net.

Presentation of Non-GAAP Financial Information

The presentation of adjusted net income and adjusted earnings per diluted share are not measures of financial performance under GAAP and should not be considered a substitute for or superior to GAAP. Management believes these non-GAAP financial measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core results and provide consistency in financial reporting. Specifically, the company’s non-GAAP adjusted net income measure, and related adjusted earnings per diluted share, described in this release exclude (i) the non-cash charges related to our stock-based compensation, (ii) the non-cash expense associated with the amortization of intangibles associated with acquisitions, (iii) the non-cash expenses (or credits) associated with adjustments to our IBNR reserve (incurred but not reported medical liability reserves), (iv) the non-cash charges for goodwill impairment, (v) the non-cash charge for the amortization of losses incurred on cancelled interest rate swap contracts, (vi) the non-cash gain (or loss) resulting from mark to market adjustments of our interest rate hedge contracts, and (vii) non-cash charges and adjustments for restructuring activities. We exclude the non-cash charges related to our stock-based compensation due to the varying valuation methodologies, subjective assumptions and the variety of types of awards that companies can use when applying The Compensation Topic of the FASB Accounting Standards Codification (Topic 718) (formerly Stock Compensation, FAS 123R) along with the fact that a substantial portion of our outstanding options and restricted stock units are held by our independent contractor physicians and require accounting treatment that differs from the accounting treatment for options and restricted stock units held by employees.

The company provides non-GAAP adjusted net income and related adjusted earnings per diluted share as financial measures because management believes these measures provide greater transparency with respect to information used by management in its financial and operational decision making and to enhance investors’ overall understanding of our current financial performance and our future prospects. For reconciliation of our non-GAAP financial measures to the most applicable GAAP financial measure, please refer to the information included in the attached tables of this press release and in the Investor Relations section of our corporate website.

“NHWKF”

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (unaudited)

	September 30, 2009	December 31, 2008
	(in thousands, except share data)
ASSETS
Current assets:
Cash and cash equivalents	$24,911	$47,160
Marketable securities	5,999	—
Trade accounts receivable, net	24,193	24,393
Deferred income taxes	883	855
Prepaid expenses and other current assets	5,311	6,231

Total current assets	61,297	78,639

Property and equipment, net	13,088	10,528
Goodwill	—	68,718
Intangible assets, net	74,278	79,616
Deferred income taxes	16,908	4,082
Other assets, net	4,011	3,566

Total	$169,582	$245,149

LIABILITIES

Current liabilities:
Accounts payable	$7,078	$6,327
Accrued expenses and other liabilities	3,444	3,617
Accrued payroll and related benefits	4,090	3,783
Long-term debt, due within one year	833	955

Total current liabilities	15,445	14,682

Insurance reserve	4,233	3,705
Long-term debt	80,581	93,145
Other liabilities	2,285	3,850

Total liabilities	102,544	115,382

STOCKHOLDERS’ EQUITY

Common stock-150,000,000 shares authorized; $.001 par value; 23,524,226 and 27,590,774 shares issued and outstanding	24	28
Additional paid-in capital	220,867	237,429
Retained earnings (deficit)	(152,316)	(103,516)
Accumulated other comprehensive loss	(1,537)	(4,174)

Total stockholders’ equity	67,038	129,767

Total	$169,582	$245,149

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008
	(in thousands, except per share data)		(in thousands, except per share data)
Service revenue	$43,453	$43,441	$124,592	$127,887

Operating costs and expenses:
Professional services (includes non-cash compensation expense of $233 $537, $529 and $1,513)	20,216	18,340	55,178	53,243
Sales, general, and administrative (includes non-cash compensation expense of $967, $1,361, $3,265 and $5,549)	15,289	15,367	46,007	50,002
Depreciation and amortization	2,708	2,829	8,220	8,585
Goodwill impairment	—	—	68,718	—

Total operating costs and expenses	38,213	36,536	178,123	111,830

Operating income (loss)	5,240	6,905	(53,531)	16,057

Other income (expense):
Interest expense	(2,476)	(2,090)	(6,703)	(6,466)
Interest income	30	307	136	1,210
Other, net	(5)	114	(13)	102

Total other income (expense)	(2,451)	(1,669)	(6,580)	(5,154)

Income (loss) before income taxes	2,789	5,236	(60,111)	10,903

Income tax expense (benefit)	1,070	1,953	(11,311)	4,119

Net income (loss)	$1,719	$3,283	$(48,800)	$6,784

Earnings (loss) per common share:
Basic	$0.07	$0.11	$(1.87)	$0.23
Diluted	$0.07	$0.11	$(1.87)	$0.22
Weighted averages of common shares outstanding:
Basic	25,118,166	28,573,349	26,080,456	29,810,161
Diluted	26,003,632	29,733,210	26,080,456	30,852,398

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008
	(in thousands)		(in thousands)
Cash flows from operating activities:
Net income (loss)	$1,719	$3,283	$(48,800)	$6,784
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,707	2,829	8,220	8,585
Goodwill impairment	—	—	68,718	—
Amortization of debt issuance costs and effect of interest rate swaps	1,067	162	3,181	486
Deferred income taxes	(302)	(563)	(14,497)	(574)
Non-cash stock compensation expense	1,200	1,898	3,794	7,062
Other, net	332	512	577	796
Changes in operating assets and liabilities (excluding effects of acquisitions):
Trade accounts receivable, net	(1,130)	(117)	(286)	(1,272)
Prepaid expenses and other assets	928	1,495	776	(11)
Accounts payable	(811)	(516)	(422)	99
Accrued expenses and other liabilities	667	1,353	99	756
Accrued payroll and related benefits	(122)	(725)	172	219

Net cash provided by operating activities	6,255	9,611	21,532	22,930

Cash flows from investing activities:
Purchase of marketable securities	(5,999)	—	(10,989)	(26,390)
Proceeds from maturities of marketable securities	5,000	—	5,000	33,755
Proceeds from sale of marketable securities	—	10,000	—	23,302
Purchase of property and equipment	(1,458)	(817)	(4,414)	(4,112)
Cash paid for acquisitions	—	(1,150)	—	(7,650)

Net cash provided by (used in) investing activities	(2,457)	8,033	(10,403)	18,905

Cash flows from financing activities:
Repayment of debt	(12,208)	(250)	(12,686)	(750)
Proceeds from exercise of stock options	41	156	91	556
Excess tax benefit from exercise of stock options	38	(4)	46	234
Purchase and retirement of common stock	(13,890)	(552)	(20,342)	(18,592)
Debt amendment costs	—	—	(434)	—
Cash exchange for stock options	—	—	(53)	—

Net cash used in financing activities	(26,019)	(650)	(33,378)	(18,552)

Net increase (decrease) in cash and cash equivalents	(22,221)	16,994	(22,249)	23,283
Cash and cash equivalents—beginning of period	47,132	38,245	47,160	31,956

Cash and cash equivalents—end of period	$24,911	$55,239	$24,911	$55,239

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

RECONCILIATION BETWEEN GAAP AND ADJUSTED NET INCOME

	Three months ended
	September 30, 2009			September 30, 2008
	(in thousands, except share data)			(in thousands, except share data)
	GAAP	Adjustments	As Adjusted	GAAP	Adjustments	As Adjusted
Service revenue	$43,453		$43,453	$43,441		$43,441
Operating costs and expenses:
Professional services (1)	20,216	(369)	19,847	$18,340	(839)	17,501
Sales, general, and administrative (2)	15,289	(1,015)	14,274	15,367	(2,064)	13,303
Depreciation and amortization (3)	2,708	(1,732)	976	2,829	(1,883)	946
Goodwill impairment	—	—	—	—	—	—

Total operating costs and expenses	38,213	(3,116)	35,097	36,536	(4,786)	31,750

Operating income	5,240	3,116	8,356	6,905	4,786	11,691
Other income (expense):
Interest expense (4)	(2,476)	1,115	(1,361)	(2,090)	—	(2,090)
Interest income	30	—	30	307	—	307
Other, net	(5)	—	(5)	114	—	114

Total other income (expense)	(2,451)	1,115	(1,336)	(1,669)	—	(1,669)

Income before income taxes	2,789	4,231	7,020	5,236	4,786	10,022
Income tax expense (5)	1,070	1,647	2,717	1,953	1,855	3,808

Net income	$1,719	$2,584	$4,303	$3,283	$2,931	$6,214

Earnings per share:
Basic	$0.07		$0.17	$0.11		$0.22
Diluted	$0.07		$0.17	$0.11		$0.21
Weighted average of shares outstanding:
Basic	25,118,166		25,118,166	28,573,349		28,573,349
Diluted	26,003,632		26,003,632	29,733,210		29,733,210

(1)	Adjustments to the 2009 GAAP amounts represent $233 of non-cash stock compensation expense and $136 of non-cash expense associated with adjustments to our incurred but not reported medical liability reserves (“IBNR”). The 2008 adjustments to GAAP amounts represent $537 of non-cash stock compensation expense and $302 of non-cash expense associated with adjustments to our IBNR reserves.
(2)	Adjustments to the 2009 GAAP amounts represent $967 of non-cash stock compensation expense and $48 of restructuring charges and adjustments. The 2008 adjustments to GAAP amounts represent $1,361 of non-cash stock compensation expense and $703 of restructuring charges
(3)	Adjustment to 2009 and 2008 GAAP amounts represent non-cash expense associated with the amortization of intangibles associated with acquisitions.
(4)	Adjustments to the 2009 GAAP amounts represent $884 of amortization of losses incurred on interest rate swap contracts canceled in 2008 and $231 loss resulting from mark to market adjustments of our interest rate hedge contracts.
(5)	Represents the tax effect on the adjustments to GAAP.

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

RECONCILIATION BETWEEN GAAP AND ADJUSTED NET INCOME

	Nine months ended
	September 30, 2009			September 30, 2008
	(in thousands, except share data)			(in thousands, except share data)
	GAAP	Adjustments	As Adjusted	GAAP	Adjustments	As Adjusted
Service revenue	$124,592		$124,592	$127,887		$127,887

Operating costs and expenses:
Professional services (1)	55,178	(1,056)	54,122	$53,243	(2,512)	50,731
Sales, general, and administrative (2)	46,007	(3,313)	42,694	50,002	(6,731)	43,271
Depreciation and amortization (3)	8,220	(5,339)	2,881	8,585	(5,645)	2,940
Goodwill impairment	68,718	(68,718)	—	—	—	—

Total operating costs and expenses	178,123	(78,426)	99,697	111,830	(14,888)	96,942

Operating income (loss)	(53,531)	78,426	24,895	16,057	14,888	30,945

Other income (expense):
Interest expense (4)	(6,703)	2,551	(4,152)	(6,466)	—	(6,466)
Interest income	136	—	136	1,210	—	1,210
Other, net	(13)	—	(13)	102	—	102

Total other income (expense)	(6,580)	2,551	(4,029)	(5,154)	—	(5,154)

Income (loss) before income taxes	(60,111)	80,977	20,866	10,903	14,888	25,791

Income tax expense (benefit) (5)	(11,311)	19,439	8,128	4,119	5,697	9,816

Net income (loss)	$(48,800)	$61,538	$12,738	$6,784	$9,191	$15,975

Earnings (loss) per share:
Basic	$(1.87)		$0.49	$0.23		$0.54
Diluted	$(1.87)		$0.48	$0.22		$0.52
Weighted average of shares outstanding:
Basic	26,080,456		26,080,456	29,810,161		29,810,161
Diluted	26,080,456		26,536,908	30,852,398		30,852,398

(1)	Adjustments to the 2009 GAAP amounts represent $529 of non-cash stock compensation expense and $527 of non-cash expense associated with adjustments to our incurred but not reported medical liability reserves (“IBNR”). The 2008 adjustments to GAAP amounts represent $1,513 of non-cash stock compensation expense and $999 of non-cash expense associated with adjustments to our IBNR reserves.
(2)	Adjustments to the 2009 GAAP amounts represent $3,265 of non-cash stock compensation expense and $48 of restructuring charges and adjustments. The 2008 adjustments to GAAP amounts represent $5,549 of non-cash stock compensation expense, $703 of restructuring charges, $164 of employee severance expense and $315 of non-cash fixed asset charges associated with a restructuring event.
(3)	Adjustment to the 2009 and 2008 GAAP amounts represent non-cash expense associated with the amortization of intangibles associated with acquisitions.
(4)	Adjustments to the 2009 GAAP amounts represent $2,652 of amortization of losses incurred on interest rate swap contracts canceled in 2008 and $101 gain resulting from mark to market adjustments of our interest rate hedge contracts.
(5)	Represents the tax effect on the adjustments to GAAP. In addition, in 2009 we adjusted our tax expense amount to properly reflect the impact of the non-deductible portions of our goodwill impairment.

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

HISTORICAL VOLUMES

			Growth Rates
Quarter	Year	Total Volumes	Sequential	Year over Year
Q1	2008	745,075	2%	54%
Q2	2008	780,108	5%	7%
Q3	2008	791,613	1%	1%
Q4	2008	718,299	(9)%	(2)%

FY	2008	3,035,095	11%	11%

Q1	2009	722,321	1%	(3)%
Q2	2009	817,315	13%	5%
Q3	2009	864,898	6%	9%